UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Blackstone Unit Purchase Agreement Letter Agreement

On August 9, 2012, Cheniere Energy Partners, L.P. (the “Partnership”), Cheniere Energy, Inc. (“Cheniere”) and Blackstone CQP Holdco LP (the “Purchaser”) entered into a letter agreement (the “UPA Letter Agreement”) relating to the Unit Purchase Agreement, dated as of May 14, 2012 (the “Blackstone Unit Purchase Agreement”), among such parties. Pursuant to the UPA Letter Agreement, the parties agreed, among other things, to the Amended Purchase Agreement described below and to waive the purchase of the Creole Trail Pipeline as a condition precedent to the initial funding (the “Initial Funding”) under the Blackstone Unit Purchase Agreement.

The foregoing description of the UPA Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Amended and Restated Creole Trail Purchase Agreement

On August 9, 2012, the Partnership, Cheniere, Cheniere Pipeline Company and Grand Cheniere Pipeline, LLC entered into the Amended and Restated Purchase and Sale Agreement (the “Amended Purchase Agreement”), which amended and restated that certain Purchase and Sale Agreement, dated as of May 14, 2012, among the parties. Pursuant to the Amended Purchase Agreement, the original agreement was amended, among other things, (i) to provide that, at closing of the purchase, the Partnership will reimburse expenditures made by Cheniere Creole Trail Pipeline, L.P., a wholly owned subsidiary of Cheniere (“CCTP”), for certain pipeline modifications as well as other expenses of CCTP approved by the board of directors of the general partner of the Partnership (the “Board”), (ii) to give Cheniere anytime after the first month following substantial completion of the first liquefaction train to require that the Partnership consummate the acquisition within six months and if the Partnership does not do so, gives Cheniere the right to terminate the Amended Purchase Agreement, (iii) to change the condition precedent that the Initial Funding shall have occurred to instead require that the Partnership shall have received sufficient funds or available financing to purchase the equity interests of the entities owning the Creole Trail Pipeline and (iv) to change the outside date by which the transactions must be consummated to the mandatory conversion date of the Class B Units as provided in the Amended Partnership Agreement (as defined below).

The foregoing description of the Amended Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Amendment to Subscription Agreement

On August 9, 2012, the Partnership and Cheniere Class B Units Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Cheniere (“CBUH”), entered into that certain First Amendment to Class B Unit Purchase Agreement (the “Subscription Amendment”), pursuant to which the parties amended that certain Subscription Agreement, dated May 14, 2012, between the Partnership and Cheniere LNG Terminals, Inc. (predecessor-in-interest to CBUH). Pursuant to the Subscription Amendment, the original agreement was amended to, among other things, change the outside date under the Subscription Agreement to be consistent with the date that the Amended Purchase Agreement terminates.

The foregoing description of the Subscription Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

On August 9, 2012, the Purchaser acquired 33,333,334 Class B Units from the Partnership for consideration of $500 million, as contemplated by the Blackstone Unit Purchase Agreement.

The issuance of the Class B Units to the Purchaser was made in reliance on an exemption from registration requirement of the Securities Act of 1933 pursuant to Section 4(2) and Regulation D thereof.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the description of the Amended Partnership Agreement set forth in Item 5.03 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Initial Funding and pursuant to the right of the Purchaser in the Amended LLC Agreement described below in Item 5.03 to appoint three directors to the Board, David Foley and Sean Klimczak were appointed to the Board on August 9, 2012. As of August 9, Messrs. Foley and Klimczak had not been appointed to any committees of the Board, but they are expected to be appointed to the Executive Committee of the Board as described below.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Limited Partnership Agreement

On August 9, 2012, the General Partner entered into a Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”). Pursuant to the Amended Partnership Agreement, the Class B Units issued by the Partnership (the “Class B Units”) are subject to conversion, mandatorily or at the option of the holders of the Class B Units, into a number of common units of the Partnership (“Common Units”) based on the then-applicable conversion value of the Class B Units. Pursuant to the Amended Partnership Agreement, on a quarterly basis beginning at the time the holder of Class B Units initially purchased Class B Units, and ending on the conversion date of the Class B Units, the conversion value of the Class B Units increases at a compounded rate of 3.5% per quarter, subject to an additional upward adjustment for certain equity and debt financings. The Class B Units are not entitled to cash distributions except in the event of a liquidation. The holders of Class B Units have a preference over the holders of the subordinated units of the Partnership (“Subordinated Units”) in the event of a liquidation (or merger, combination or sale of substantially all of the Partnership’s assets, referred to as a “Significant Event”).

The holders of Class B Units have the right to participate in any votes submitted to the holders of Common Units, on an as-converted basis, except where class votes are required. The holders of Class B Units have preemptive rights for all issuances of Partnership equity securities. During the Investor Approval Period (as defined below), if Cheniere does not exercise some or all of its preemptive rights, the Purchaser may purchase such securities.

The Class B Units will mandatorily convert into Common Units upon the earlier of the substantial completion date of the third liquefaction train at the liquefaction facilities (“Train 3”) or the fifth anniversary of the Initial Funding, provided that if the Train 3 notice to proceed with construction is issued prior to the fifth anniversary of the Initial Funding, then the mandatory conversion date becomes the substantial completion date of Train 3. At the option of the holders of Class B Units, all or a portion of the Class B Units may be converted: (i) at any time subsequent to the date that is 83 months after the issuance of the notice to proceed under the existing engineering, procurement and construction (“EPC”) contract for the first two trains of the liquefaction facilities, (ii) prior to the record date for a quarter in which the Partnership has generated sufficient available cash from operating surplus to distribute $0.425 (the “IQD”) on all outstanding Common Units (on an as-converted basis), (iii) at any time following thirty (30) days prior to the mandatory conversion date or (iv) at any time following (30) days prior to a Significant Event or dissolution.

A specified number of outstanding Subordinated Units will be subject to cancellation if the Partnership does not obtain certain financing commitments. If the Partnership has not obtained (i) all debt and equity financing commitments and (ii) approval from the Board to issue a notice to proceed to the EPC contractor on or prior to October 1, 2014 ((i) and (ii) collectively, the “Conditions”) for Train 3, an appropriate number of Subordinated Units will be cancelled to enable the Partnership to distribute from “contracted adjusted operating surplus” $0.50 per unit per quarter for a consecutive four-quarter period on all outstanding limited partner units on an as-converted basis (the “$0.50 Distribution”). If the Conditions have been satisfied for Train 3 but not the fourth liquefaction train at the liquefaction facilities, 67,500,000 Subordinated Units will be cancelled, plus any additional amount necessary to make the $0.50 Distribution. “Contracted adjusted operating surplus” is derived solely from contracted capacity revenues from terminal use agreements and LNG sale and purchase agreements (“SPAs”) entered into by the Partnership’s subsidiaries with third parties relating to the liquefaction facilities and the Sabine Pass LNG terminal, provided that (i) in each case, the term of such contract is for a minimum of three years and (ii) the calculation excludes revenues and expenses relating to the “115%” portion of the purchase price related to Henry Hub natural gas prices pursuant to the applicable SPA.

The subordination period will end and all Subordinated Units will convert into Common Units if (i) the IQD is earned and paid from operating surplus on all Common Units, Subordinated Units and units senior or pari passu to the Subordinated Units for three consecutive, non-overlapping four-quarter periods or (ii) 150% of the IQD is earned and paid from “contracted adjusted operating surplus” on all Common Units, Subordinated Units and units senior or pari passu to the Subordinated Units for four consecutive quarters.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Amended General Partner LLC Agreement

On August 9, 2012, Cheniere LNG Holdings, LLC and the Purchaser entered into the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “Amended LLC Agreement”). Pursuant to the Amended LLC Agreement, until the expiration of the period from the Initial Funding until the Purchaser and other co-investors own less than (a) 20% of the outstanding Common Units, Subordinated Units and Class B Units, and (b) 50,000,000 Class B Units (the “Investor Approval Period”), the number of directors constituting the Board will be eleven. An affiliate of Cheniere has the right to appoint four directors to the Board (the “Cheniere Directors”); the Purchaser has the right to appoint three directors to the Board (the “Purchaser Directors”); and there will be four independent directors on the Board (the “Independent Directors”). Certain actions to be taken by the Partnership or its subsidiaries must be approved by an Executive Committee of the Board (the “Executive Committee”), including certain equity issuances, the incurrence of certain debt, entering into an EPC contract for Train 3 or 4 unless certain parameters are satisfied, approving certain change orders to EPC contracts, acquiring or disposing of material assets or pursuing certain other capital projects, issuing a notice to proceed on Train 3 or 4 before consummating financing for the completion thereof and amending service agreements with Cheniere or other material agreements. The Executive Committee is comprised of three Purchaser Directors, one Independent Director and one Cheniere Director.

The foregoing description of the Amended LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01	Other Events.

On August 9, 2012, Sabine Pass Liquefaction, LLC, a wholly owned subsidiary of the Partnership, issued a notice to proceed to Bechtel under the EPC contract to commence construction of the first two liquefaction trains of the Sabine Pass liquefaction project.

On August 9, 2012, the Partnership issued a press release announcing that the notice to proceed had been issued and the Initial Funding had been consummated. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Information included on the Partnership’s website is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

3.1+	Third Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P., dated as of August 9, 2012

3.2+	Third Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners GP, LLC, dated as of August 9, 2012

10.1+	Letter Agreement, dated August 9, 2012, among Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Blackstone CQP Holdco LP

10.2+	Amended and Restated Purchase and Sale Agreement, dated as of as of August 9, 2012, by and among Cheniere Energy Partners, L.P., Cheniere Pipeline Company, Grand Cheniere Pipeline, LLC and Cheniere Energy, Inc.

10.3+	First Amendment to Class B Unit Purchase Agreement, dated as of August 9, 2012, by and between Cheniere Energy Partners, L.P. and Cheniere Class B Units Holdings, LLC

99.1+	Press Release, dated August 9, 2012, regarding initial funding by Blackstone and issuance of notice to proceed

+	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	Cheniere Energy Partners GP, LLC,
its general partner

Date: August 9, 2012	By:	/s/ Meg A. Gentle
Name: Meg A. Gentle
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1+	Third Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P., dated as of August 9, 2012

3.2+	Third Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners GP, LLC, dated as of August 9, 2012

10.1+	Letter Agreement, dated August 9, 2012, among Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Blackstone CQP Holdco LP

10.2+	Amended and Restated Purchase and Sale Agreement, dated as of as of August 9, 2012, by and among Cheniere Energy Partners, L.P., Cheniere Pipeline Company, Grand Cheniere Pipeline, LLC and Cheniere Energy, Inc.

10.3+	First Amendment to Class B Unit Purchase Agreement, dated as of August 9, 2012, by and between Cheniere Energy Partners, L.P. and Cheniere Class B Units Holdings, LLC

99.1+	Press Release, dated August 9, 2012, regarding initial funding by Blackstone and issuance of notice to proceed

+	Filed herewith